UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 5, 2013

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as Amendment No. 1 to Diodes Incorporated’s Form 8-K filed with the SEC on March 6, 2013, in order to provide the financial statements required by Item 9.01(a) and (b) of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 5, 2013, Diodes Incorporated (the “Company”) completed its acquisition of BCD Semiconductor Manufacturing Limited (“BCD”) pursuant to the Agreement and Plan of Merger dated December 26, 2012 (the “Merger Agreement”), by and between the Company and BCD. Under the Merger Agreement, each ordinary share, par value $0.001 per share, of BCD (the “Shares”), including Shares represented by American Depository Shares (“ADSs”), were cancelled in exchange for the right to receive $1.33-1/3 in cash per Share, without interest. Each ADS represented six Shares and was converted into the right to receive $8.00 in cash, without interest. The aggregate consideration was approximately $155 million. BCD is a leading analog integrated device manufacturer based in the People’s Republic of China, specializing in the design, manufacture and sale of power management integrated circuits.

The foregoing summary of the Merger Agreement is qualified in its entirety by the copy of the Merger Agreement filed with the Securities and Exchange Commission as Exhibit 10.74 to the Company’s Annual Report on Form 10-K filed February 27, 2013 and incorporated herein by reference.

The consideration paid in connection with the acquisition of BCD was funded by advances under the Credit Agreement (the “Credit Agreement”) dated January 8, 2013, by and among the Company, certain subsidiaries of the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders parties thereto. The Credit Agreement is described in the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed March 29, 2013 under Item 1.01, which description is incorporated herein by reference, and a copy of the Credit Agreement was attached thereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On March 5, 2013, the Company issued a press release announcing that the Company has completed its acquisition of BCD as described in Item 2.01 above. A copy of the press release has been filed with the SEC as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 6, 2013 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the press release attached as Exhibit 99.1, the matters set forth in the press release (including statements as to the expected benefits of the acquisition and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions) are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the risk that BCD’s business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized; the risk that BCD’s standards, procedures and controls will not be brought into conformance within the Company’s operations; difficulties coordinating the Company’s and BCD’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of BCD’s business; the diversion of our management’s attention from the management of our business; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs and loadings in our manufacturing facilities; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates and our joint venture prospects; the risk of unfavorable currency exchange rates; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than we currently anticipated; and the impact of competition and other risk factors relating to our industry and business as detailed from time to time in the Company’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements and related independent auditor’s report are filed herewith as Exhibit 99.1:

•	Audited consolidated balance sheets of BCD Semiconductor Manufacturing Limited and subsidiaries as of December 31, 2011 and 2012; *

•	Audited consolidated statements of income and comprehensive income, shareholders’ equity/capital deficiency, and cash flows for the years ended December 31, 2010, 2011 and 2012; *

•	Notes to audited consolidated financial statements; and *

•	Additional Information – Financial Statement Schedule I. *

(b) Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.2:

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2012 and accompanying explanatory notes; and

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 and accompanying explanatory notes.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, Independent Auditors of BCD Semiconductor Manufacturing Limited and subsidiaries

99.1	Audited financial statements of BCD Semiconductor Manufacturing Limited and subsidiaries, filed herewith

99.2	Unaudited pro forma financial information, filed herewith

*	Financial statements required by Item 9.01(a) are for the most recent fiscal year (2012). All other years are not required and are being presented for information purposes only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2013	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer